UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)

(703) 438-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing..
comScore, Inc. (“comScore”) previously announced that it was delaying the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the “Form 10-Q”).
In connection with the delayed Form 10-Q, on November 15, 2016, comScore received a notice of additional deficiency from the Nasdaq Listing Qualifications Department staff (the “Staff”) stating that because comScore had not filed the Form 10-Q, that delinquency serves as an additional non-compliance event of Nasdaq’s continued listing rules, specifically with Nasdaq Listing Rule 5250(c)(1).
As previously disclosed, comScore received a Staff Determination letter from the Staff on September 1, 2016 notifying comScore that, since it had not filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016 and June 30, 2016 (together, the “Reports”), comScore’s common stock was subject to immediate delisting from The Nasdaq Global Select Market unless comScore requested a hearing with a Nasdaq Hearings Panel (the “Panel”). comScore requested such a hearing, and the Panel subsequently determined to continue comScore’s listing pursuant to an exception through February 23, 2017. The Panel’s decision requires comScore to inform the Panel by February 23, 2017 that comScore has filed all the Reports, which would presumably include the Form 10-Q. The Panel decision also requires comScore to notify the Panel immediately in the event that it is determined that the comScore will not satisfy the February 23, 2017 deadline, should an event occur that would substantially jeopardize comScore’s ability to meet that date or if any other significant events occur before February 23, 2017. The Panel will consider the latest notice of additional deficiency regarding the Form 10-Q in connection with its decision. While comScore is working as expeditiously as possible to regain compliance with Nasdaq’s filing requirement by February 23, 2017, no assurances can be provided that comScore will be able to do so, or that the Panel will leave its decision in place.
On November 21, 2016, the Company issued a press release announcing the foregoing. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1    Press release dated November 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin
Christiana L. Lin EVP, General Counsel and Chief Privacy Officer

Date: November 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 21, 2016